CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


            In connection with the quarterly report of Synergx Systems Inc. (the "Company") on Form 10-QSB for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Daniel S. Tamkin, Chief Executive Officer of the Company, and I, John A. Poserina, Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                             /s/ Daniel S. Tamkin
                                            ------------------------
                                            Daniel S. Tamkin
                                            Chief Executive Officer
                                            Synergx Systems Inc.
                                            February 14, 2003



                                            /s/ John A. Poserina
                                            -------------------------
                                            John A, Poserina
                                            Chief Financial  Officer
                                            Synergx Systems Inc.
                                            February 14, 2003